Exhibit 99.2

Bio-En Holdings, Corp

Unaudited Pro Forma Balance Sheets

June 30, 2014

	Legal Acquirer	Accounting Acquirer
	Bio-En Holdings, Corp	Bio-En Corp	Adjustments		Consolidated
ASSETS
CURRENT ASSETS:
Cash	$-	$60	$-		$60

Total Current Assets	-	60	-		60

Total Assets	$-	$60	$-		$60

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$4,154	6,796	$-		$10,950
Loan from related party	6,194	-	-		6,194

Total Liabilities	10,348	6,796	-		17,144

STOCKHOLDERS' (DEFICIT) EQUITY :
Common stock	939	3,060	(939)	1	3,060
					-
Additional paid-in capital	47,856	103,731	939	1
			(49,449)	2	103,077

Deficit accumulated during the development stage	(59,143)	(113,527)	49,449	2	(123,221)

Total Stockholders' (Deficit) Equity	(10,348)	(6,736)	-		(17,084)

Total Liabilities and Stockholders' (Deficit) Equity	$-	$60	$-		$60

1	Retroactive application and adjustment to total shares issued and outstanding after share exchange.

2	Retroactive application and adjustment of historical accumulated deficit of public company (legal acquirer).

Bio-En Holdings, Corp

Unaudited Pro Forma Statement Of Operations

June 30, 2014 - 3 months ended

	Legal Acquirer	Accounting Acquirer
	Bio-En Holdings, Corp	Bio-En Corp	Adjustments	Consolidated

Operating expenses:
Filing fees	$494	$-	$-	$494
Professional fees	9,200	-	-	9,200
General and administrative expenses	-	46,545	-	46,545
			-
Total operating expenses	9,694	46,545	-	56,239
			-
Net loss	$9,694	$46,545	$-	$56,239

On August 21, 2014, Bio-En Holdings Corp. (the “Company”) (“legal acquirer”) entered into a Share Exchange Agreement with Bio-En Corp. (“accounting acquirer”).  This transaction closed on September 10, 2014, each issued and outstanding share of common stock of Bio En Corp. will be converted into one share of Bio-En Holdings Corp.

Pursuant to the Share Exchange:

•	Each issued and outstanding share of common stock, par value $0.0001 per share, of Bio-En Corp., will be converted into one share of BIO-EN HOLDINGS CORP. (“BHC”) common stock, $0.0001 par value per share (“BHC Common Stock” or “BHC Shares”)

•	Bio-En Holdings Corp. principal shareholder owning an aggregate of 7,894,625 shares of common stock, cancelled 6,024,625 of these shares. Bio-En Corp. will be merged with and into Bio-En Holdings Corp. and Bio-En Holdings Corp. will continue as the surviving corporation post merger.

The completion of the Share Exchange resulted in a change of control. The Share Exchange was accounted for as a reverse merger and recapitalization. Bio-En Corp. was the acquirer for financial reporting purposes and the Company was the acquired company.

Consequently, the assets and liabilities and the operations reflected in the historical financial statements prior to the Share Exchange were those of Bio-En Holdings Corp. and was recorded at its historical cost basis; and the consolidated financial statements after completion of the Share Exchange included the assets and liabilities of the Company and Bio-En Corp, historical operations of Bio-En Corp and operations of the Company from the closing date of the Share Exchange

In connection with the share exchange, all share and per share amounts have been retroactively restated to the earliest period presented.

The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of Bio-En Corp as if the transaction had occurred during the period ended June 30, 2014, the date of accounting acquirer’s most recent period end.

The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

For pro forma purposes:

•	The unaudited Pro Forma Combined Balance Sheets as of June 30, 2014 of the companies give effect to the transaction as if it had occurred at the beginning of the most recent year/period ended.

•	The unaudited Pro Forma Combined Statements of Operations for the period ended June 30, 2014 combines the income statements of the companies for the indicated periods, giving effect to the transaction as if it had occurred at the beginning of those periods.

These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the separate audited financial statements of Bio-En Corp as of and for the periods ended March 31, 2014 and June 30, 2014, respectively.

Bio-En Holdings, Corp

Unaudited Pro Forma Balance Sheets

March 31, 2014

	Legal Acquirer	Accounting Acquirer
	Bio-En Holdings, Corp	Bio-En Corp	Adjustments		Consolidated
ASSETS
CURRENT ASSETS:
Cash	$9,209	$	$-		$9,209
Trade and other receivables	589		-		589

Total Current Assets	9,798	-	-		9,798

Total Assets	$9,798	$-	$-		$9,798

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY

CURRENT LIABILITIES:
Accounts payable and accrued expenses	$654	23,060	$-		$23,714
Loan from related party	593		-		593

Total Liabilities	1,247	23,060	-		24,307

STOCKHOLDERS' (DEFICIT) EQUITY :
Common stock	939	3,000	(939)	1	3,000
					-
Additional paid-in capital	57,061	40,922	939	1
			(49,449)	2	49,473

Deficit accumulated during the development stage	(49,449)	(66,982)	49,449	2	(66,982)

Total Stockholders' (Deficit) Equity	8,551	(23,060)	-		(14,509)

Total Liabilities and Stockholders' (Deficit) Equity	$9,798	$-	$-		$9,798

1	Retroactive application and adjustment to total shares issued and outstanding after share exchange.

2	Retroactive application and adjustment of historical accumulated deficit of public company (legal acquirer).

Bio-En Holdings, Corp

Unaudited Pro Forma Statement Of Operations

March 31, 2014

	Legal Acquirer	Accounting Acquirer
	Bio-En Holdings, Corp	Bio-En Corp	Adjustments	Consolidated

Operating expenses:
Filing fees	$2,818	$-	$-	$2,818
Other costs	298	-	-	298
Professional fees	7,855	-	-	7,855
General and administrative expenses	-	66,982	-	66,982
			-
Total operating expenses	10,971	66,982	-	77,953
			-
Net loss	$10,971	$66,982	$-	$77,953

On August 21, 2014, Bio-En Holdings Corp. (the “Company”) (“legal acquirer”) entered into a Share Exchange Agreement with Bio-En Corp. (“accounting acquirer”).  This transaction closed on September 10, 2014, each issued and outstanding share of common stock of Bio En Corp. will be converted into one share of Bio-En Holdings Corp.

Pursuant to the Share Exchange:

•	Each issued and outstanding share of common stock, par value $0.0001 per share, of Bio-En Corp., will be converted into one share of BIO-EN HOLDINGS CORP. (“BHC”) common stock, $0.0001 par value per share (“BHC Common Stock” or “BHC Shares”)

•	Bio-En Holdings Corp. principal shareholder owning an aggregate of 7,894,625 shares of common stock, cancelled 6,024,625 of these shares. Bio-En Corp. will be merged with and into Bio-En Holdings Corp. and Bio-En Holdings Corp. will continue as the surviving corporation post merger.

The completion of the Share Exchange resulted in a change of control. The Share Exchange was accounted for as a reverse merger and recapitalization. Bio-En Corp. was the acquirer for financial reporting purposes and the Company was the acquired company.

Consequently, the assets and liabilities and the operations reflected in the historical financial statements prior to the Share Exchange were those of Bio-En Holdings Corp. and was recorded at its historical cost basis; and the consolidated financial statements after completion of the Share Exchange included the assets and liabilities of the Company and Bio-En Corp, historical operations of Bio-En Corp and operations of the Company from the closing date of the Share Exchange

In connection with the share exchange, all share and per share amounts have been retroactively restated to the earliest period presented.

The following unaudited pro forma combined balance sheets and income statements are based on historical financial statements of Bio-En Corp as if the transaction had occurred during the period ended March 31, 2014, the date of accounting acquirer’s most recent period end.

The unaudited pro forma combined financial statements are provided for information purposes only. The pro forma financial statements are not necessarily indicative of what the financial position or results of operations actually would have been had the acquisition been completed at the dates indicated below.  In addition, the unaudited pro forma combined financial statements do not purport to project the future financial position or operating results of the combined company.  The unaudited pro forma combined financial information has been prepared in accordance with the rules and regulations of the Securities and Exchange Commission.

For pro forma purposes:

•	The unaudited Pro Forma Combined Balance Sheets as of March 31, 2014 of the companies give effect to the transaction as if it had occurred at the beginning of the most recent year/period ended.

•	The unaudited Pro Forma Combined Statements of Operations for the period ended March 31, 2014 combines the income statements of the companies for the indicated periods, giving effect to the transaction as if it had occurred at the beginning of those periods.

These unaudited pro forma combined financial statements and accompanying notes should be read in conjunction with the separate audited financial statements of Bio-En Corp as of and for the periods ended March 31, 2014 and June 30, 2014, respectively.